UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

October 1, 2015

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant's telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 1, 2015, Jamba, Inc. (the “Company”) announced certain preliminary financial sales results for the third quarter ended September 29, 2015. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (e)

Executive Transition

On October 1, 2015, the Company also announced that James D. White will retire as President, Chief Executive Officer and as Chairman of the Board of Directors of the Company. Mr. White would remain in his current position to help oversee the Company’s operations until a successor has been identified.

The terms of the compensation payable to Mr. White and of the services Mr. White will provide to the Company in connection with the executive transition are governed by the Executive Employment Agreement, dated November 17, 2008 (the “Executive Employment Agreement”) and an Executive Transition Services Agreement (the “Transition Services Agreement”), dated October 1, 2015, between Mr. White and Jamba Juice Company, the Company’s wholly-owned subsidiary. In addition to the separation benefits to which Mr. White will be entitled as previously disclosed in connection with his Executive Employment Agreement, the Transition Services Agreement provides Mr. White with certain additional benefits, including one additional year of accelerated vesting of outstanding stock options and restricted stock units and the extension to two years of the exercise period for any outstanding stock options. The calculation and the terms of any bonus amounts payable to Mr. White in connection with his separation under the Executive Employment Agreement were also revised and are governed by the Transition Services Agreement.

The descriptions of the Transition Services Agreement and the Executive Employment Agreement are qualified in their entirety by the full text of the Transition Services Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein and the full text of the Executive Employment Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2008.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

10.1	Executive Transition Services Agreement, dated October 1, 2015, between James D. White and Jamba Juice Company.

99.1	Press release, dated October 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date: October 2, 2015	By:	/s/ Karen L. Luey
Karen L. Luey Chief Financial Officer, Chief Administrative Officer, Executive Vice President and Secretary